SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 8, 2002

QUOVADX, INC.

(Formerly XCare.net, Inc.)
 (Exact name of registrant as specified in its charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

ITEM 9. CERTIFICATIONS UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.
SIGNATURE

ITEM 9. CERTIFICATIONS UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

On August 8, 2002, each of the Principal Executive Officer, Lorine R. Sweeney, and Principal Financial Officer, Gary T. Scherping, of Quovadx, Inc. submitted to the Securities and Exchange Commission certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of these statements are attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.

Date: August 8, 2002

By:	/s/ Linda K. Wackwitz Linda K. Wackwitz, Assistant Secretary

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
ACCOMPANYING QUARTERLY REPORT FILED AUGUST 8, 2002

The undersigned, as the principal executive officer of Quovadx, Inc., certifies that the Quarterly Report on Form 10-Q for the period ended June 30, 2002, which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and to my knowledge the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Quovadx, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and no purchaser or seller of securities or any other person shall be entitled to rely upon the foregoing certification for any purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

By: Name: Title:	/s/ Lorine R. Sweeney Lorine R. Sweeney Principal Executive Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
ACCOMPANYING QUARTERLY REPORT FILED AUGUST 8, 2002

The undersigned, as the principal financial officer of Quovadx, Inc., certifies that the Quarterly Report on Form 10-Q for the period ended June 30, 2002, which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and to my knowledge the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Quovadx, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and no purchaser or seller of securities or any other person shall be entitled to rely upon the foregoing certification for any purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

By: Name: Title:	/s/ Gary T. Scherping Gary T. Scherping Principal Financial Officer